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                      SECURITIES AND EXCHANGE COMMISSION
                            450 Fifth Street, N.W.
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 1, 1996


                         Discover Card Master Trust I
            (Exact name of Registrant as specified in its charter)


   Delaware                    0-23108                 Not Applicable
   --------                    -------                 --------------
   (State of                   (Commission             (IRS Employer
   organization)               File Number)            Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                19720
- ------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (302) 323-7184



                                Not Applicable
                ----------------------------------------------
                (Former address, if changed since last report)




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Item 5.  Other Events

Additional Accounts: As of July 1, 1996 (the "Addition Date"), Greenwood Trust Company ("Greenwood"), on behalf of the holder of the Seller Certificate, designated certain Discover Card accounts originated by Greenwood to be added to the Trust as Accounts pursuant to Section 2.10(c) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1993, between Greenwood as Master Services, Servicer and Seller and First Bank National Association (successor trustee to Bank of America Illinois and Continental Bank, National Association) as Trustee, as amended. The aggregate amount of Receivables billed to the Additional Accounts as of the Addition Date was $1,013,866,308.46. After giving effect to the inclusion of the Additional Accounts, the Aggregate Amount of Receivables in the Trust on the Addition Date was 14,242,192,142.08.


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                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         Discover Card Master Trust I
                                 (Registrant)

                     By:  Greenwood Trust Company
                          (Originator of the Trust)


                     By:            John J. Coane
                        ---------------------------------------
                          John J. Coane
                          Vice President, Director of Accounting and
                          Treasurer


Date: July 2, 1996



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